united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

Cozad Small Cap Value Fund

Class A: COZAX
Class I: COZIX
Class N: COZNX

Annual Report
June 30, 2015

1-855-528-0707
www.cozadfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

2501 Galen Drive • P.O. Box 3669 Champaign, Illinois 61826 (217) 356-8363 • (800) 437-1686 FAX (217) 355-1359

Dear Shareholders:

We are pleased to present you with the Cozad Small Cap Value Fund Annual Report for the year ended June 30, 2015. After our first full year of operations, we are excited about the opportunities going forward for Long-Term Value Investors. Despite the challenges faced in the short term, we believe our long-term disciplined view of the market and resulting investment approach will reward patient, value-focused investors.

The Cozad Small Cap Value Fund returned -1.43% vs the benchmark Russell 2000 Value Index return of 0.78% for one year ended June 30, 2015. The entirety of this downside came in the first quarter of 2015, marring an otherwise successful year. Healthcare remains a troubling sector as our contrarian nature avoids the highly growth-oriented Biotech and Pharmaceuticals industries. The additional underperformance came from five individual holdings in the technology, energy, and consumer discretionary sectors. Focusing on the greater positives, our 1Q call on interest rates proved prudent as our Banks outperformed our REITs (+0.4% vs -0.35%) as the Federal Reserve continues to position for a 2015 rate increase. In similar fashion, we reduced volatility and saw positive contributions to performance from our reduction of direct energy exposure and reallocation to financially strong, shareholder friendly companies which had been caught in oil’s path, e.g. Tidewater (TDW;1%), Worthington (WOR; 1%) and Stepan (SCL; 0.8%).

Overall, the fundamental profile of Fund holdings remains strong relative to the benchmark index and tilted towards indicators of quality. Underscoring the Fund’s strong, historical track record is the Morningstar “% of Peer Group Beaten” data point which currently stands at 68% of peers beaten for the Fund. Despite a very sideways year for the small cap value asset class in 2015, our focus on behavioral information events and strong company fundamentals remains a successful and consistent investment strategy, which seeks consistent value-added excess returns.

Outlook for the remainder of this calendar year, 2015:

■	Although currently out of favor in a low risk environment, Value stocks will be the clear winner when interest rates begin to rise and subsequently challenge current market valuations.

■	As low oil prices run through businesses and the broader economy, we believe that such energy exposure will continue to cause negative and offsetting positive effects (i.e. greater consumer spending) on returns.

■	Oil prices should continue to stabilize in 2015 although price recovery of directly related companies may be a year out.

■	Downward price target revisions related to a strong USD appear short-sighted rather than focused on long-term value.

■	Similarly, geopolitical issues will affect US markets, but not to the degree by which related stocks have been discounted.

■	Interest rates will be the game changer as the Fed attempts to balance market reaction with a much needed stemming of the “easy money” tide.

■	Rate change related dips/corrections should prove to be a buying opportunity for prudent investors.

Cozad Asset Management, Inc. (“CAM”) has maintained a stance consistent with its historical approach. Studies in Behavioral Finance demonstrate that there are predictable movements in stock prices. These movements are the possible result of inefficiencies in investor reaction to important corporate decisions, suggesting that investors underreact to important announcements. The strategy seeks long-term capital appreciation through the application of a robust body of academic research focused in Behavioral Finance with two goals of seeking to generate stable, consistent alpha by using key information signals and managing risk at or below the benchmark. CAM looks for stocks with a combination of the following qualities:

■	They exhibit positive information signals;

■	They are reasonably valued relative to peer companies; and

■	They have strong balance sheets and have higher quality characteristics relative to peer companies.

2501 Galen Drive • P.O. Box 3669 Champaign, Illinois 61826 (217) 356-8363 • (800) 437-1686 FAX (217) 355-1359

As we look over the past year of performance within the market, it is helpful to use an analogy to encompass our view of the past, present, and future. In an unfamiliar place, airport, large mall, etc, we find and consult the map actively seeking the familiar “You Are Here” star. As we attempted to sort through the noise in the marketplace, we were prompted to do a “look back” at our chosen investment style, Value, the style favored by Graham & Buffett. Spoiler alert: abandoning Value in favor of Growth would be a terrible investment decision right now.

Money has an incredibly short-term memory. It could be argued that money is the face behind “Gambler’s Fallacy”, “Representativeness”, and “Herd Behavior”- all behavioral biases that tend to both extrapolate the immediate past into the future and also act in concert with one another. These biases in particular will compound any market inertia, and overcoming that emotionally powered force is exceptionally difficult.

Since the market is inherently forward looking, if there is any hope to challenge this status quo, the challenge must be based in the known past. The presented results are based on historical investment style performance as measured by the Russell Indices, specifically from 1979 when they were delineated into their Value and Growth components. Consistency is a solid and desirable attribute of an investment strategy. When we break down these style-driven index returns into rolling 3 month periods, rolling annual periods, and simple annual performance periods, Value as an investment style consistently beats Growth over the long term. Not only does Value beat Growth more often, but Value tends to deliver a much larger alpha when it does. Over the same time periods, Value beats Growth by 10% or more, two times as often (nearly three times if we exclude Growth’s recent run since 2009!). If we can be reasonably confident that Value consistently outperforms Growth over the long haul, and we accept all things eventually cycle, our natural assumption should be that the market is on the cusp of a sizeable comeback in Value’s favor.

Everyone remembers the “Internet Bubble,” and no one can deny that Growth trounced Value in 1999. However, it is often overlooked that not only did Value completely reverse that anomalous underperformance the very next year in 2000 (after many investors had abandoned Value in fire sale fashion), but Value also continued to outperform Growth by roughly 20% each of the following two years of 2001 & 2002. A myriad of research points to the inability of investors to time the market. Therefore, to wrap up the “mall” reference with which we began, we would argue the “You Are Here” stars certainly seem to be indicating that, once again, choosing to spend our money in the trendy Growth store would mean missing the Value fire sale in boring, old home goods.

Thank you for being a shareholder of the Cozad Small Cap Value Fund. We are honored to be a trusted asset and relationship within your overall investment allocation.

Sincerely,

Greg Cozad, President & CEO	David Wetherell, Portfolio Manager

Cozad Asset Management, Inc.

Past performance is no assurance of future results. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

Mutual Funds involve risk, including possible loss of principal. The Adviser has a limited history of managing mutual funds for investors to evaluate. The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect and may not produce the desired results. The price of small capitalization company stocks may be subject to more abrupt market movements than larger, more established companies in general. The fund can have a higher portfolio turnover that can result in higher transactional costs and may result in higher taxes when the Funds shares are held in a taxable account.

Cozad Asset Management, Inc. and M Holdings Securities, Inc are not affiliated with Northern Lights Distributors.

4493-NLD-7/22/2015

COZAD SMALL CAP VALUE FUND
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for the periods ended June 30, 2015, compared to its benchmarks:

	One	Three	Inception**-	Inception***-
	Year	Year	June 30, 2015	June 30, 2015
Cozad Small Cap Value Fund – Class A	(1.58)%	N/A	—	(1.58)%
Cozad Small Cap Value Fund – Class A with load	(7.24)%	N/A	—	(4.12)%
Cozad Small Cap Value Fund – Class N	(1.43)%	N/A	—	1.43%
Cozad Small Cap Value Fund – Class I****	(1.43)%	16.78%	14.42%	—
Russell 2000 Value Total Return*****	0.78%	15.50%	13.42%	0.78%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses, before any fee waiver, are 2.04% for Class A and Class N shares and 1.79% for Class I shares per the July 1, 2014 prospectus. Class A shares are subject to a maximum sales charge of 5.75%. For performance information current to the most recent month-end, please call toll-free 1-855-528-0707.

**	Inception date is September 30, 2010 for Class I shares.

***	Inception date is July 1, 2014 for Class A and N shares.

****	The Fund is the successor to the Cozad Small Cap Value Fund I, LP (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations as a mutual fund. The Predecessor Fund was managed by Cozad Asset Management, Inc., and has substantially similar investment objectives and strategies to those of the Fund. Class I performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations as a series of the Trust on July 1, 2014. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). Had the Predecessor Fund been registered under the 1940 Act, the Predecessor Fund’s performance may have been adversely affected.

*****	The Russell 2000 Value Total Return measures the performance of Russell 2000 Index companies with lower price to-book ratios and lower forecasted growth values. The Russell 2000 Index measures smallest companies in the Russell 3,000 Index. You cannot invest directly in and Index.

COZAD SMALL CAP VALUE FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
June 30, 2015

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Financial	39.8%
Industrial	11.7%
Consumer, Cyclical	10.9%
Basic Materials	7.5%
Technology	6.5%
Consumer, Non-cyclical	5.4%
Communications	5.0%
Utilities	4.8%
Energy	4.5%
Other, Cash & Cash Equivalents	3.9%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Fair Value
	COMMON STOCKS - 96.1%
	AIRLINES - 0.8%
16,000	SkyWest, Inc.	$240,640

	APPAREL - 0.9%
2,600	Carter’s, Inc.	276,380

	BANKS - 16.0%
40,750	Associated Banc-Corp	826,002
78,250	First Commonwealth Financial Corp	750,417
16,800	FirstMerit Corp	349,944
55,500	Fulton Financial Corp	724,830
6,300	Hancock Holding Co	201,033
3,160	MB Financial Inc	108,830
33,380	National Penn Bancshares Inc	376,526
44,100	Old National Bancorp/IN	637,686
23,520	Southwest Bancorp Inc	437,707
3,500	Union Bankshares Corp	81,340
3,400	Westamerica Bancorporation	172,210
8,850	Wilshire Bancorp Inc	111,775
		4,778,300
	CHEMICALS - 3.7%
6,850	Axiall Corp.	246,942
6,000	Chemtura Corp *	169,860
3,800	Cytec Industries, Inc.	230,014
1,000	Innophos Holdings, Inc.	52,640
6,250	Olin Corp	168,438
4,350	Stepan Co.	235,379
		1,103,273
	COAL - 0.9%
19,451	SunCoke Energy, Inc.	252,863

	COMMERCIAL SERVICES - 1.5%
7,060	FTI Consulting, Inc. *	291,154
9,050	Resources Connection, Inc.	145,615
		436,769
	COMPUTERS - 1.6%
39,700	Computer Task Group, Inc.	306,484
5,150	Convergys Corp.	131,274
1,850	Mentor Graphics Corp.	48,896
		486,654
	DIVERSIFIED FINANCIAL SERVICES - 1.1%
26,195	Calamos Asset Management, Inc.	320,889

	ELECTRIC - 2.5%
9,450	Dynegy, Inc. *	276,413
11,500	El Paso Electric Co.	398,590
2,150	Otter Tail Corp.	57,190
		732,193

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Fair Value
	ELECTRONICS - 1.4%
2,700	American Science & Engineering, Inc.	$118,287
6,500	Brady Corp	160,810
7,800	CTS Corp	150,306
		429,403
	ENGINEERING & CONSTRUCTION - 0.5%
8,200	Aegion Corp *	155,308

	ENTERTAINMENT - 0.6%
9,100	SeaWorld Entertainment, Inc.	167,804

	ENVIRONMENTAL CONTROL - 1.1%
12,300	Tetra Tech, Inc.	315,372

	FOOD - 0.6%
2,200	Sanderson Farms, Inc.	165,352

	FOREST PRODUCTS & PAPER - 1.3%
17,000	PH Glatfelter Co.	373,830

	GAS - 2.1%
18,850	New Jersey Resources Corp.	519,318
2,000	Southwest Gas Corp.	106,420
		625,738
	HAND/MACHINE TOOLS - 0.3%
3,000	Kennamental, Inc.	102,360

	HEALTHCARE PRODUCTS - 2.7%
3,550	Analogic Corp.	280,095
21,139	CryoLife, Inc.	238,448
550	Haemonetics Corp. *	22,748
3,850	Hill-Rom Holdings, Inc.	209,171
2,400	Invacare Corp.	51,912
		802,374
	HOME FURNISHINGS - 2.0%
57,330	TiVo, Inc. *	581,326

	INSURANCE - 7.8%
8,300	CNO Financial Group, Inc.	152,305
20,685	First American Financial Corp.	769,689
9,700	Kemper Corp.	373,935
14,704	ProAssurance Corp.	679,472
2,600	StanCorp Financial Group, Inc.	196,586
3,550	Validus Holdings Ltd.	156,165
		2,328,152
	INVESTMENT COMPANIES - 2.0%
58,710	MVC Capital, Inc.	598,842

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Fair Value
	IRON & STEEL - 1.9%
4,100	Carpenter Technology Corp	$158,588
6,350	Schnitzer Steel Industries, Inc.	110,935
9,800	Worthington Industries, Inc.	294,588
		564,111
	LEISURE TIME - 0.5%
4,200	Arctic Cat, Inc.	139,482

	LODGING - 0.6%
9,344	Marcus Corp.	179,218

	MACHINERY - CONSTRUCTION & MINING - 1.9%
13,100	Oshkosh Corp	555,178

	MACHINERY - DIVERSIFIED - 3.2%
31,000	Briggs & Stratton Corp.	597,060
7,100	BWX Technologies, Inc.	232,880
1,500	Lindsay Corp	131,865
		961,805
	MEDIA - 1.5%
1,600	Meredith Corp.	83,440
15,600	Time, Inc.	358,956
		442,396
	METAL FABRICATE/HARDWARE - 1.5%
3,640	Valmont Industries, Inc.	432,687

	MINING - 0.6%
2,300	Kaiser Aluminum Corp.	191,084

	OFFICE FURNISHINGS - 0.4%
6,400	Steelcase, Inc.	121,024

	OIL & GAS - 0.4%
3,050	Western Refining, Inc.	133,041

	OIL & GAS SERVICES - 3.2%
10,450	Bristow Group, Inc.	556,985
3,700	Exterran Holdings, Inc.	120,805
2,800	SEACOR Holdings, Inc.*	198,632
2,900	Western Refining Logistics LP	85,231
		961,653
	PHARMACEUTICALS - 0.7%
6,450	Owens & Minor, Inc.	219,300

	REAL ESTATE INVESTMENT TRUSTS - 9.5%
29,900	CBL & Associates Properties Inc	484,380
18,800	Chambers Street Properties	149,460
5,900	DCT Industrial Trust Inc	185,496
13,750	DuPont Fabros Technology Inc	404,937
4,850	EPR Properties	265,683

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Fair Value
	REAL ESTATE INVESTMENT TRUSTS (Continued) - 9.5%
4,800	Healthcare Realty Trust Inc	$111,648
39,400	Investors Real Estate Trust	281,316
5,950	LaSalle Hotel Properties	210,987
4,900	Medical Properties Trust, Inc.	64,239
9,300	RLJ Lodging Trust	276,954
4,760	Ryman Hospitality Properties, Inc.	252,804
10,696	Sunstone Hotel Investors, Inc.	160,547
		2,848,451
	RETAIL - 5.1%
2,800	Bloomin’ Brands Inc	59,780
3,600	Bob Evans Farms Inc/DE	183,780
25,230	Chico’s FAS Inc	419,575
2,976	Children’s Place Inc/The	194,660
5,600	DSW Inc	186,872
8,970	Finish Line Inc/The	249,545
3,250	Movado Group Inc	88,270
6,200	Sonic Automotive Inc	147,746
		1,530,228
	SAVING & LOANS - 3.3%
10,523	Berkshire Hills Bancorp, Inc.	299,695
3,600	Flushing Financial Corp.	75,636
4,800	Oritani Financial Corp	77,040
14,202	Provident Financial Holdings, Inc.	237,741
13,050	Washington Federal, Inc.	304,717
		994,829
	SEMICONDUCTORS - 3.3%
16,300	Fairchild Semiconductor International, Inc. *	283,294
16,200	PMC-Sierra, Inc. *	138,672
40,800	QLogic Corp. *	578,952
		1,000,918
	SOFTWARE - 1.5%
14,325	Epiq Systems, Inc.	241,806
6,900	ManTech International Corp.	200,100
		441,906
	TELECOMMUNICATIONS - 3.5%
8,100	ADTRAN, Inc.	131,625
12,900	Black Box Corp.	258,000
30,900	Harmonic, Inc. *	211,047
2,700	NETGEAR, Inc. *	81,054
12,300	Telephone & Data Systems, Inc.	361,620
		1,043,346
	TRANSPORTATION - 1.0%
13,700	Tidewater, Inc.	311,401

	TRUCKING & LEASING - 0.8%
3,810	Greenbrier Cos, Inc.	178,498
1,800	TAL International Group, Inc.	56,880
		235,378
	Water - 0.3%
2,000	American States Water Co.	74,780

	TOTAL COMMON STOCKS (Cost $28,367,366)	28,656,038

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Fair Value
	SHORT-TERM INVESTMENT - 4.4%
	MONEY MARKET FUND - 4.4%
1,297,646	Dreyfus Cash Management, Institutional Shares, 0.03%** (Cost $1,297,646)	$1,297,646

	TOTAL INVESTMENTS - 100.5% (Cost $29,665,012) (a)	$29,953,684
	OTHER ASSETS LESS LIABILITIES - (0.5)%	(140,246)
	NET ASSETS - 100.0%	$29,813,438

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $29,700,105 and differs from fair market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,726,399
Unrealized Depreciation:	(1,472,820)
Net Unrealized Appreciation:	$253,579

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2015

ASSETS
Investment in securities at fair value (identified cost $29,665,012)	$29,953,684
Receivable for securities sold	219,625
Dividends and interest receivable	60,648
Prepaid Expenses	7,113
TOTAL ASSETS	30,241,070

LIABILITIES
Payable for securities purchased	384,140
Investment advisory fees payable	14,033
Distribution (12b-1) fees payable	49
Accrued expenses and other liabilities	29,410
TOTAL LIABILITIES	427,632
NET ASSETS	$29,813,438

Net Assets Consist Of:
Paid in capital	$29,586,489
Accumulated net investment income	16,458
Accumulated net realized loss from security transactions	(78,181)
Net unrealized appreciation on investments	288,672
NET ASSETS	$29,813,438

Net Asset Value Per Share:
Class A Shares:
Net Assets	$277,372
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	14,353
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$19.32	*
Maximum offering price per share (maximum sales charge of 5.75%)	$20.50

Class I Shares:
Net Assets	$29,536,046
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,526,479
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$19.35

Class N Shares:
Net Assets	$20	*
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$19.35

*	NAV may not recalculate due to rounding of shares.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2015*

INVESTMENT INCOME
Dividends	$674,140
Interest	191
Less: Foreign withholding taxes	(675)
TOTAL INVESTMENT INCOME	673,656

EXPENSES
Investment advisory fees	352,025
Distribution (12b-1) fees:
Class A	153
Transfer agent fees	46,356
Administrative services fees	37,401
Accounting services fees	26,829
Audit fees	17,303
Compliance officer fees	14,304
Legal fees	12,101
Printing and postage expenses	10,870
Trustees fees and expenses	9,676
Registration fees	5,355
Custodian fees	5,000
Non 12b-1 shareholder servicing	3,088
Insurance expense	1,359
Other expenses	3,980
TOTAL EXPENSES	545,800

Less: Fees waived and expenses reimbursed by the Adviser	(193,749)

NET EXPENSES	352,051
NET INVESTMENT INCOME	321,605

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(819,379)
Distributions of capital gains from underlying investment companies	19,490
Net change in unrealized appreciation on investments	288,672

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(511,217)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(189,612)

*	The Cozad Small Cap Value Fund commenced operations as a series of Northern Lights Fund Trust III on July 1, 2014.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

Year Ended
June 30,
2015**
FROM OPERATIONS
Net investment income	$321,605
Net realized gain (loss) from security transactions	(819,379)
Distributions of capital gains from underlying investment companies	19,490
Net change in unrealized appreciation on investments	288,672
Net increase (decrease) in net assets resulting from operations	(189,612)
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	— ***
Class I	(305,138)
Class N	— ***
From net investment income:
Class A	— ***
Class I	(190,167)
Class N	— ***
Net decrease in net assets resulting from distributions to shareholders	(495,305)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	284,589
Class I	30,538,418
Class N	20
Net asset value of shares issued in reinvestment of distributions:
Class I	494,806
Payments for shares redeemed:
Class A	(4,815)
Class I	(814,663)
Net increase in net assets resulting from shares of beneficial interest	30,498,355

TOTAL INCREASE IN NET ASSETS	29,813,438

NET ASSETS
Beginning of Year	—
End of Year *	$29,813,438

* Includes accumulated net investment income of:	$16,458

**	The Cozad Small Cap Value Fund commenced operations as a series of Northern Lights Fund Trust III on July 1, 2014.

***	Amount represents less than $0.005.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

Year Ended
June 30,
2015**
SHARE ACTIVITY
Class A:
Shares Sold	14,597
Shares Redeemed	(244)
Net increase in shares of beneficial interest outstanding	14,353

Class I:*
Shares Sold	1,541,551
Shares Reinvested	26,404
Shares Redeemed	(41,476)
Net increase in shares of beneficial interest outstanding	1,526,479

Class N:
Shares Sold	1
Net increase in shares of beneficial interest outstanding	1

*	The Cozad Small Cap Value Fund Class I commenced operations on September 30, 2010 in the Predecessor Fund.

**	The Cozad Small Cap Value Fund commenced operations as a series of Northern Lights Fund Trust III on July 1, 2014.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Year

Year Ended June 30, 2015 (1)	Class A	Class I	Class N
Net asset value, beginning of year	$20.00	$20.00	$20.00
Activity from investment operations:
Net investment income (2)	0.24	0.25	0.25
Net realized and unrealized gain (loss) on investments	(0.56)	(0.54)	(0.54)
Total from investment operations	(0.32)	(0.29)	(0.29)

Less distributions from:
Net investment income	(0.14)	(0.14)	(0.14)
Net realized gains	(0.22)	(0.22)	(0.22)
Total distributions	(0.36)	(0.36)	(0.36)
Net asset value, end of year	$19.32	$19.35	$19.35

Total return (3)	(1.58)%	(1.43)%	(1.43)%
Net assets, at end of year (000s)	$277	$29,536	$20 (7)

Ratio of gross expenses to average net assets (4,5)	2.26%	2.01%	2.26%
Ratio of net expenses to average net assets (5)	1.55%	1.30%	1.55%
Ratio of net investment income to average net assets (5)(6)	1.23%	1.26%	1.23%
Portfolio Turnover Rate	70%	70%	70%

(1)	The Predecessor Fund of Cozad Small Cap Value Fund’s Class I commenced operations on September 30, 2010. The Cozad Small Cap Value Fund’s Class A and Class N shares commenced operations on July 1, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Actual net assets, not truncated.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

1.	ORGANIZATION

The Cozad Small Cap Value Fund (the “Fund”), is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on July 1, 2014.

The Fund acquired all of the assets and liabilities of the Cozad Small Cap Value Fund I, LP (“Predecessor Fund”), in a tax-free reorganization on July 1, 2014 (the “Reorganization”). The Predecessor Fund was a limited partnership organized on September 30, 2010. In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I shares of the Fund on July 1, 2014.

The Fund currently offers Class A, Class I, and Class N shares. Class I, Class N shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in non-exchange traded open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available

COZAD SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund

COZAD SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$28,656,038	$—	$—	$28,656,038
Short-Term Investment	1,297,646	—	—	$1,297,646
Total	$29,953,684	$—	$—	$29,953,684

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

COZAD SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s only open 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that Fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $47,878,457 and $18,691,425 respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Cozad Asset Management, Inc. serves as the Fund’s Investment Adviser (the “Adviser”).

COZAD SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.30% of the Fund’s average daily net assets. For the year ended June 30, 2015, the adviser incurred $352,025 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until October 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, taxes, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.55% per annum of Class A shares average daily net assets, 1.30% per annum of Class I average daily net assets, and 1.55% per annum of Class N shares average daily net assets (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A, Class I and Class N shares are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Operating Expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended June 30, 2015, the Adviser waived $193,749 under the Waiver Agreement.

The following amount is subject to recapture by the Fund by the following date:

6/30/2018
$ 193,749

Distributor – The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class N, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plans, $153 in distribution fees for Class A was incurred during the year ended June 30, 2015.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s

COZAD SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

shares. The Distributor is an affiliate of GFS. On sales of Class A shares for the year ended June 30, 2015, the Distributor received $10,432 from front-end sales charge of which $1,744 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended June 30, 2015 was as follows:

Fiscal Year Ended
June 30, 2015
Ordinary Income	$324,675
Long-Term Capital Gain	170,630
Return of Capital	—
$495,305

As of June 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$10,687	$—	$—	$(37,317)	$253,579	$226,949

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships, real estate investment trust, and return of capital distribution received.

COZAD SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $37,317.

Permanent book and tax differences, primarily attributable to the gains/(losses) adjustments due to conversion, the reclass of ordinary income distributions, and adjustments for real estate investment trusts, resulted in reclassifications for the year ended June 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(911,866)	$(114,980)	$1,026,846

6.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Cozad Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Cozad Small Cap Value Fund (the Fund), a series of the Northern Lights Fund Trust III, as of June 30, 2015, the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cozad Small Cap Value Fund as of June 30, 2015, and the results of its operations, changes in its net assets and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado

August 31, 2015

Cozad Small Cap Value Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2015

As a shareholder of the Cozad Small Cap Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cozad Small Cap Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/15	6/30/15	1/1/15 – 6/30/15	1/1/15 – 6/30/15
Class A	$1,000.00	$ 967.50	$7.56	1.55%
Class I	1,000.00	969.00	6.35	1.30
Class N	1,000.00	969.00	7.57	1.55

Hypothetical	Beginning	Ending	Expenses Paid	Expense Ratio
(5% return before expenses)	Account Value	Account Value	During Period*	During Period**
	1/1/15	6/30/15	1/1/15 – 6/30/15	1/1/15 – 6/30/15
Class A	$1,000.00	$1017.11	$7.75	1.55%
Class I	1,000.00	1,018.35	6.51	1.30
Class N	1,000.00	1017.11	7.75	1.55

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized

Cozad Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day to day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130.

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	32	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	32	None
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	133	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	133	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014).	32	PS Technology, Inc. (2010-2013).

3/31/15-NLFT III-V2

Cozad Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2015

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (April 2012 to December 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-528-0707.

6/30/15-NLFT III-V1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡        affiliates from using your information to market to you

¡        sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-528-0707 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-528-0707.

INVESTMENT ADVISER

Cozad Asset Management, Inc.

2501 Galen Drive

Champaign, Illinois 61821

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 – $13,500

(b)	Audit-Related Fees

2015 – None

(c)	Tax Fees
2015 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2015
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $0,000

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ James P. Ash

James P. Ash, President/ Principal Executive Officer

Date 9/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James P. Ash

James P. Ash, President/ Principal Executive Officer

Date 9/8/15

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Treasurer/ Principal Financial Officer

Date 9/8/15